                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 22, 1997
(Date of earliest event reported)



                         Residential Accredit Loans Inc.
             (Exact name of registrant as specified in its charter)


Delaware                          33-95932                      51-0368240
(State or Other Juris-           (Commission              (I.R.S. Employer
diction of Incorporation)       File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000






[CTSRASC.WPD    December 7, 1995]

Item 5.  Other Events.


                  On October 30, 1997, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1997-QS11 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, Ltd., as Trustee.

                  In connection with the expected sale of the Series 1997-QS11 Certificates, the Registrant has been advised by Morgan Stanley (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




[CTSRASC.WPD    December 7, 1995]

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                           Item 601(a) of
                           Regulation S-K
          Exhibit No.        Exhibit No.               Description
               1                 99              Collateral Term Sheets



[CTSRASC.WPD    December 7, 1995]

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       RESIDENTIAL ACCREDIT LOANS
                                               INC.

                                       By: /s/ Randy Van Zee
                                       Name: Randy Van Zee
                                       Title: Vice President




Dated: October 22, 1997


























[CTSRASC.WPD    December 7, 1995]

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ACCREDIT LOANS
                                                    INC.

                                            By:
                                            Name: Randy Van Zee
                                            Title: Vice President




Dated: October 22, 1997

[CTSRASC.WPD    December 7, 1995]

                                  EXHIBIT INDEX


                            Item 601 (a) of   Sequentially
         Exhibit           Regulation S-K    Numbered
         Number             Exhibit No.       Description              Format


1                               99            Collateral Term             P
                                                     Sheets



[CTSRASC.WPD    December 7, 1995]

                                                      -7-
                                    EXHIBIT 1







-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
                        MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Mortgage Rates (%)      Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------

6.500 -   6.999                2   324,490      0.31  93.40    0.00100.00   100.00100.00
7.000 -   7.499               20 2,944,927      2.81  75.87   78.11 36.82    86.70 67.69
7.500 -   7.999              15920,992,199     20.00  69.24   40.17 49.79    83.85 70.59
8.000 -   8.499              31535,147,754     33.49  74.59   50.21 45.42    74.14 64.39
8.500 -   8.999              42134,092,561     32.49  73.51   53.71 57.07    47.52 56.06
9.000 -   9.499              153 9,219,498      8.79  75.15   61.18 63.66    27.63 55.22
9.500 -   9.999               41 2,020,772      1.93  76.08   58.92 69.43     4.86 44.93
10.000 -  10.499               4   177,280      0.17  90.00  100.00100.00     0.00 15.51
10.500 -  10.999               1    21,251      0.02  90.00  100.00100.00     0.00100.00
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------
As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans will be approximately 8.3343%.



-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
Original Mortgage Loan  MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Principal Balance ($)   Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------


0.01 -          25,000.00     38   770,806      0.73  71.12   65.10 85.64    18.92 60.08
25,000.01 -     50,000.0     29311,043,788     10.52  72.03   59.99 75.58    24.86 60.92
50,000.01 -     75,000.0     26416,079,677     15.32  71.89   48.35 58.81    39.95 55.77
75,000.01 -    100,000.0     17014,833,248     14.13  71.75   54.35 48.45    51.75 66.69
100,000.01 -    125,000.     12714,156,504     13.49  74.74   46.88 45.02    66.38 58.86
125,000.01 -    150,000.      69 9,479,794      9.03  74.67   59.74 43.25    70.97 51.98
150,000.01 -    175,000.      35 5,676,862      5.41  76.98   46.45 28.38    83.47 69.03
175,000.01 -    200,000.      30 5,530,583      5.27  75.39   39.51 29.34    87.28 63.23
200,000.01 -    250,000.      34 7,391,426      7.04  74.74   53.20 48.14    73.94 58.01
250,000.01 -    300,000.      25 6,835,179      6.51  71.33   48.94 46.98    80.32 84.57
300,000.01 -    400,000.      20 6,724,287      6.41  74.98   44.61 61.49    85.50 70.28
400,000.01 -    500,000.       4 1,732,564      1.65  77.30   75.73 24.27    75.73 73.40
500,000.01 -    600,000.       3 1,571,077      1.50  80.00   67.86100.00   100.00  0.00
600,000.01 -    700,000.       1   613,350      0.58  75.00    0.00  0.00   100.00100.00
700,000.01 -    800,000.       1   668,590      0.64  75.00    0.00100.00   100.00100.00
800,000.01 -    900,000.       1   852,418      0.81  60.00    0.00100.00   100.00100.00
900,000.01 -  1,000,000.       1   980,579      0.93  59.00  100.00100.00   100.00  0.00
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------
As of the Cut-off Date, the average Cut-off  Balanace of the Mortgage Loans will be approximately $94,033.




-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
Original                MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Loan-to-Value Ratio (%) Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------
0.00 - 50.00                 111 8,489,605      8.09  39.98   33.00 20.34    77.54 70.66
50.001 -  55.000              50 3,965,070      3.78  53.27   14.15 24.28    64.13 81.43
55.001 -  60.000              55 6,304,982      6.01  58.78   47.19 36.98    73.92 64.62
60.001 -  65.000              67 6,099,917      5.81  63.67   40.94 27.13    61.00 80.56
65.001 -  70.000             13711,804,894     11.25  69.11   40.80 49.12    48.56 59.00
70.001 -  75.000             15216,768,643     15.98  74.48   40.12 34.96    71.38 60.84
75.001 -  80.000             26230,692,796     29.25  79.68   63.18 51.39    72.38 58.45
80.001 -  85.000              59 4,888,458      4.66  84.71   24.91100.00    70.50 69.62
85.001 -  90.000             18811,219,955     10.69  89.70   89.67 99.06     5.41 50.40
90.001 -  95.000              17 1,564,686      1.49  94.01   34.88100.00    97.03 58.50
95.001 - 100.000              18 3,141,726      2.99  99.30   67.66 97.86    76.01 51.78
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------
As of the Cut-off  date,  the weighted  average  Original  Loan-to-Value  of the
Mortgage Loans will be approximately 73.37%.



-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
                        MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
State                   Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------
Florida                      19216,846,639     16.05  71.15   62.77 45.65    56.32 37.52
California                    8010,720,436     10.22  69.83   45.42 41.07    68.86 75.09
Texas                        13910,278,383      9.79  78.35   68.57 58.36    53.34 47.44
New York                      58 7,887,029      7.52  74.76   60.53 40.38    73.37 64.57
Michigan                      61 5,587,696      5.32  74.00   50.20 52.66    45.62 74.25
Illinois                      39 5,115,677      4.87  75.17   42.06 65.89    77.99 53.24
Georgia                       62 4,535,529      4.32  74.46   52.50 48.40    50.39 82.00
New Jersey                    35 4,353,301      4.15  69.83   27.25 54.24    72.07 67.15
Other                        45039,616,042     37.75  73.65   45.26 57.07    63.82 68.34
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------
"Other" includes states and the District of Columbia with 4% concentrations individually.




-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
                        MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Loan Purpose            Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------
Purchase                     60253,720,286     51.19  76.95  100.00 51.78    54.36 48.32
Refinance - Cashout          33329,576,365     28.18  67.60    0.00 50.84    73.87 81.36
Refinance - Rate Term        18121,644,081     20.63  72.38    0.00 54.97    66.22 68.87
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------



-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
                        MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Documentation Type      Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------
Full Doc -Asset and Inco     64854,753,335     52.18  79.01   50.81100.00    40.38 55.90
No Income Stated Program     26025,789,035     24.57  66.21   51.57  0.00    90.56 68.47
Reduced Documentation        20824,398,361     23.25  68.28   51.66  0.00    81.64 68.28
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------

No more than 12.59% of the limited documentation Mortgage Loans and no stated income program Mortgage Loans will be secured by Mortgaged Properties located in California.



-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
                        MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Occupancy               Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------
Primary                      52465,384,671     62.31  71.62   44.66 33.81   100.00 70.43
Investment                   51532,443,753     30.92  77.01   60.27 88.35     0.00 49.91
Second Home                   77 7,112,307      6.78  72.83   69.78 55.97     0.00 37.74
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------



-----------------------------   ------------------  ----------------------------------------
                        Number oTotal     PercentageWtd Avg.       PercenPercent  Percent
                        MortgagePrincipal of MortgagOrig   Percent Full  Primary  Single
Property Type           Loans   Balance   Pool      LTV    PurchaseDoc   ResidenceFamily
-----------------------------   ------------------  ----------------------------------------
Single Family Detached       67764,925,636     61.87  71.89   39.98 47.14    70.92100.00
2-4 Family                   17014,727,463     14.03  76.45   64.85 77.32    25.29  0.00
Deminimus PUD                 7610,613,253     10.11  73.25   75.26 42.03    78.82  0.00
Condo - Low Rise <5 floo     114 7,362,382      7.02  78.20   69.69 59.55    49.99  0.00
Condo - High Rise >8 flo      19 2,440,866      2.33  78.26   66.16 73.48    44.26  0.00
PUD                           28 2,217,535      2.11  75.18   65.17 41.93    52.90  0.00
Condo - Mid Rise 5-8 flo       9 1,086,391      1.04  74.41   82.06  4.67    51.11  0.00
Townhouse                     14   787,432      0.75  74.94   73.66 76.33    55.64  0.00
Condotel - Low Rise <5 f       4   383,511      0.37  69.70  100.00 76.17     0.00  0.00
Leasehold                      4   334,452      0.32  70.02   53.74 54.87    77.02  0.00
Manufactured Housing           1    61,809      0.06  80.00    0.00100.00   100.00  0.00
-----------------------------   ------------------  ----------------------------------------
Total:                     1,116104,940,73    100.00  73.37   51.19 52.18    62.31 61.87
-----------------------------   ------------------  ----------------------------------------